UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 29, 2010
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

240 Cedar Knolls Road, Suite 200
Cedar Knolls, NJ	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Promissory Note
On July 29, 2010, Emisphere Technologies, Inc. (“Emisphere”) issued a promissory note (the “Note”) to MHR Institutional Partners IIA LP and MHR Institutional Partners II LP (together, “MHR”) in the principal amount of $525,000. The Note provides for an interest rate of 15% per annum, with the entire principal amount due and payable on October 27, 2010 (the “Maturity Date”). The Maturity Date will be accelerated, in certain circumstances, to the date that is two business days following the receipt by the Issuer of at least $1,000,000 aggregate cash proceeds from third parties, whether in connection with certain financing transactions, commercial transactions or otherwise. The Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
The obligations under the Note are secured in accordance with the terms of the Amendment to the Pledge and Security Agreement (as defined below).
Amendment to Pledge and Security Agreement
Also on July 29, 2010, in connection with the Note, Emisphere and MHR amended (the “Amendment”) that certain Pledge and Security Agreement, dated as of September 26, 2005 (the “Security Agreement”) to extend the terms of the Security Agreement, other than the intellectual property licensed to Novartis Pharma AG (“Novartis”) pursuant to the Master Agreement and Amendment dated June 4, 2010 by and between Emisphere and Novartis to include the principal, interest and other obligations provided under the Note. In accordance with the terms of that certain 11.00% Senior Secured Convertible Note issued by the Emisphere to MHR and due September 26, 2012, MHR also provided a written consent to allow for the issuance of the Note and related obligations provided under the Amendment. The Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
The foregoing descriptions of the Note and the Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The disclosures concerning the Note and Amendment, as set forth in Item 1.01 of this Current Report on Form 8-K, are hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note of Emisphere Technologies Inc., dated July 29, 2010

10.2	Amendment to Pledge and Security Agreement, by and between Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated July 29, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 2, 2010	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Promissory Note of Emisphere Technologies Inc., dated July 29, 2010

10.2	Amendment to Pledge and Security Agreement, by and between Emisphere Technologies, Inc. and MHR Institutional Partners IIA LP, dated July 29, 2010.